SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       Securities and Exchange Act of 1934

                                 Date of Report
                        (Date of earliest event reported)

                                  June 27, 1997

                         NATIONAL WIRELESS HOLDINGS INC.
             (Exact name of registrant as specified in its charter)

          Delaware                       0-23598                 13-3735316
------------------------------  --------------------------  --------------------
 (State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

            249 Royal Palm Way, Suite 301, Palm Beach, Florida 33480
              (Address of principal executive offices and zip code)

                                 (407) 832-0981
              (Registrant's telephone number, including area code)

Item 1. Changes in Control of Registrant

Not Applicable

Item 2. Acquisition or Disposition of Assets

On June 27, 1997, the registrant completed the sale of its subsidiary, South Florida Television Inc., which holds its rights to provide wireless cable TV service in Miami, to BellSouth Corporation for 1,048,321 shares of BellSouth common stock, based on a $48 million purchase price.

Item 3. Bankruptcy or Receivership

Not Applicable

Item 4. Changes in Registrants's Certifying Account

Not Applicable

Item 5. Other Events

Not Applicable

Item 6. Resignations of Registrant's Directors

Not Applicable

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

Not Applicable

(a)     Financial Statements of Business Acquired

Not Applicable

(b)     Pro Forma Financial Information

Pro Forma Financial Information will be filed by amendment.

(c)     Exhibits

Exhibit No.

10.99   Press Release, dated June 30, 1997.

Item 8. Change in Fiscal Year

Not applicable.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  NATIONAL WIRELESS HOLDINGS INC.
                              -----------------------------------------
                                      (Registrant)


Date: June 30, 1997           By: /s/ Terrence S. Cassidy
                                 --------------------------------------
                                      Terrence S. Cassidy, Principal Executive
                                        Officer,
                                      Principal Financial Officer and
                                      Principal Accounting Officer